UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Steel Partners Holdings L.P.
(Name of the Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

1)	Amount previously paid:

2)	Form, Schedule or Registration Statement No:

3)	Filing Party:

4)	Date Filed:

Your Vote Counts! STEEL PARTNERS HOLDINGS L.P. 590 MADISON AVENUE, 32ND FLOOR NEW YORK, NY 10022 STEEL PARTNERS HOLDINGS L.P. 2021 Annual Meeting To be Held on June 9, 2021, 12:00 PM New York Time Vote by June 8, 2021 11:59 PM New York Time You invested in STEEL PARTNERS HOLDINGS L . P . and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting . THIS IS AN IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE LIMITED PARTNER MEETING TO BE HELD ON JUNE 9 , 2021 . Get informed before you vote The following proxy materials are available for you to review at www . ProxyVote . com : the Company’s Annual Report for the year ended December 31 , 2020 ; the Company’s 2021 Notice and Proxy Statement (including the form of proxy) ; and the Letter to Stakeholders . You can also receive a free paper or email copy of the Proxy Materials by requesting prior to May 26 , 2021 . If you would like to request a copy of the Proxy Materials for this and/or proxy materials for future limited partner meetings, you may (1) visit www . ProxyVote . com, (2) call 1 - 800 - 579 - 1639 or (3) send an email to sendmaterial@proxyvote . com . If sending an email, please include your control number (indicated below) in the subject line . Unless requested, you will not otherwise receive a paper or email copy . *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1 For complete information and to vote, visit www.ProxyVote.com Control # D44171 - P56535 Vote Virtually at the Meeting* June 9, 2021 12:00 PM New York Time Virtually at: www.virtualshareholdermeeting.com/SPLP2021

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming limited partner meeting. Please follow the instructions on the reverse side to vote these important matters. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E - delivery”. Voting Items Board Recommends D44172 - P56535 1. To elect six independent directors to serve on the Board of Directors of Steel Partners Holdings GP Inc., the Company’s general partner. Nominees: 1) John P. McNiff 04) Eric P. Karros 2) General Richard I. Neal 05) James Benenson III 3) Lon Rosen 06) Rory H. Tahari For 2. To approve, on an advisory basis, the compensation of the Company’s named executive officers. For 3. To ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021. For 4. To approve the amendment and restatement of the Amended & Restated 2018 Incentive Award Plan to increase the number of LP Units reserved for issuance by 1,000,000. For NOTE: Such other business as may properly come before the meeting or any postponement or adjournment thereof.